Confidential | for discussion purposes only GOLUB CAPITAL BDC 4, INC. EARNINGS PRESENTATION QUARTER ENDED DECEMBER 31, 2023

2 Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we make directly to you or through reports that we have filed or in the future file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This presentation contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data. In evaluating prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction, or projection of future results, and there can be no assurance that we will achieve similar results in the future. Some of the statements in this presentation constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies, including our and their ability to achieve our respective objectives due to disruptions, including those caused by global health pandemics, such as the COVID-19 pandemic, or other large scale events; the effect of investments that we expect to make and the competition for those investments; completion of a public offering of our securities or other liquidity event; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the use of borrowed money to finance a portion of our investments; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic and political trends and other external factors, changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of our assets; elevating levels of inflation, and its impact on us, on our portfolio companies and on the industries in which we invest; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; the ability of GC Advisors to continue to effectively manage our business due to disruptions, including those caused by global health pandemics, such as the COVID-19 pandemic, or other large scale events; turmoil in Ukraine and Russia, including sanctions related to such turmoil, and the potential for volatility in energy prices and other supply chain issues and any impact on the industries in which we invest; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; the impact of information technology systems and systems failures, including data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks; general price and volume fluctuations in the stock markets; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Disclaimer

3 Summary of Quarterly Results – GBDC 4 generated an annualized net income return on equity1 of 16.2% during the quarter ended December 31, 2023. – GBDC 4 has achieved an inception-to-date IRR2 on NAV of 15.6% through December 31, 2023. – For the quarter ended December 31, 2023, we made new investment commitments of $488 million in 31 portfolio companies. The fair value of investments as of December 31, 2023 was $647 million. Overall, total investments in portfolio companies at fair value increased by $328 million or 103%. – The annualized investment income yield3 for the three months ended December 31, 2023 remained stable at 12.8%, from the three months ended September 30, 2023. – As of December 31, 2023, we had total investor capital subscriptions of $950 million and contributed capital of $317 million (33.4% called capital ratio). – Strong credit performance; over 99% of the investments in our portfolio at fair value continue to have an Internal Performance Rating of 4 or higher as of December 31, 2023 and there were no portfolio company investments on non-accrual. 1. Return on equity calculations are based on daily weighted average of total net assets during the period presented. 2. Internal rate of return (“IRR”) on net asset value (“NAV”) is calculated at the fund level using beginning of period NAV, capital share issuances during the period, distributions paid or payable during the period, and ending period NAV. Period beginning April 1, 2022 and ending December 31, 2023. The first investment in GBDC 4 took place on April 1, 2022. These returns do not represent an actual return to any investor in the Company. 3. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, amortization of capitalized fees and discounts and accrued PIK/non-cash dividend income, divided by (b) the daily average of total earning investments at fair value.

4 Summary of Quarterly Results (cont’d) Quarter Ended (Dollar amounts in 000s, except per share data) December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 Select Financial Data New investment commitments $60,759 $39,552 $27,051 $122,960 $488,355 Fair value of investments $166,694 $198,435 $226,770 $318,915 $646,541 Net income (loss) $2,110 $4,218 $4,419 $5,361 $10,009 Net investment income after tax $2,252 $3,031 $3,668 $4,458 $8,913 Earnings (loss) per weighted average share1 $0.40 $0.69 $0.65 $0.67 $0.61 Net investment income per weighted average share1 $0.43 $0.50 $0.54 $0.55 $0.54 Annualized return on equity – net income2 10.7% 18.7% 17.6% 17.7% 16.2% Quarterly return on equity – net income (loss)3 2.7% 4.7% 4.4% 4.4% 4.1% Asset Mix of New Originations Senior Secured 0%* 0% 0% 2% 5% One Stop 97% 99% 100% 97% 95% Junior Debt4 0%* 0% 0% 1% 0%* Equity 3% 1% 0% 0%* 0%* * Represents an amount less than 1% 1. Per share returns are calculated based on the daily weighted average shares outstanding during the period presented. Due to the significant changes in net assets, net investment income and net income that may occur quarter-to-quarter as a result of Golub Capital BDC 4 Inc. (“we”, “us”, “our”, the “Company” or “GBDC 4”) commencing operations on April 1, 2022, per share amounts may fluctuate significantly from quarter-to-quarter and quarterly comparisons may not be meaningful. 2. Return on equity calculations are based on daily weighted average of total net assets during the period presented. 3. Quarterly return on equity is calculated as the annualized return on average equity divided by four. Return on equity calculations are based on the daily weighted average of total net assets during the period presented. 4. Junior Debt consists of second lien and subordinated debt.

5 $15.00 $0.54 ($0.61) $0.00 $0.07 $15.00 September 30, 2023 NAV Net Investment Income Dividends Recorded in December 31, 2023 Quarter Net Realized Gain (Loss) on Investments Net Change in Unrealized Appreciation (Depreciation) on Investments December 31, 2023 NAV NAV Per Share Bridge GBDC 4 Generated Strong NII and Net Gains, Resulting in 16.2% Annualized Return to Shareholders1 Net Realized & Unrealized Gain: $0.07 1. Return on equity calculations are based on daily weighted average of total net assets during the period presented. * Represents an amount less than $0.01 *

6 Portfolio Highlights - Portfolio Diversity as of December 31, 2023 Portfolio Composition by Seniority 1% 0%* 94% 5% 1. Junior Debt is comprised of second lien and subordinated debt. 2. The percentage of fixed rate and floating rate loans is calculated using total debt investments at fair value and excludes equity investments. 3. Based on S&P 2018 industry code. The largest industries represented as a percentage of the portfolio at fair value are labeled. All other industry segments are each below 3%. Investment Portfolio $647MM | 98 Investments | Average Size 1.0% First Lien Traditional Senior First Lien One Stop Junior Debt1 Equity 99% First Lien Diversification by Obligor Top 10 Investments 37% Top 25 Investments 68% Remaining 73 Investments 32% Avg. Size 1.0% Portfolio Composition by Interest Rate Type on Loans2 Diversification by Industry3 Floating, 97% Fixed, 3% Software 35% Diversified Consumer Services 10% Specialty Retail 9%Insurance 6% Commercial Services and Supplies 5% Automobiles 4% Machinery 4% 18 industries below 3% * Junior Debt represents an amount less than 1%

7 1. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, amortization of capitalized fees and discounts and accrued PIK/ non-cash dividend income, divided by (b) the daily average of total earning investments at fair value. 2. Income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income and accrued PIK/non-cash dividend income, but excluding amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. 3. The weighted average net investment spread is calculated as (a) the investment income yield less (b) the weighted average cost of debt. 4. The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. 8.9% 10.6% 11.7% 12.3% 12.8% 12.8% 8.7% 10.2% 11.4% 11.9% 12.5% 12.5% 4.5% 4.5% 4.9% 5.0% 5.1% 4.6% 4.4% 6.1% 6.8% 7.3% 7.7% 8.2% 3.6% 4.6% 4.9% 5.3% 5.4% 5.3% Investment income yield¹ Income yield² Weighted average net investment spread³ Weighted average cost of debt⁴ 3-Month Secured Overnight Financing Rate (“SOFR”) September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% Portfolio Highlights - Economic Analysis

8 Portfolio Highlights - Portfolio Ratings – Over 99% of the investments in our portfolio at fair value have an Internal Performance Rating of 4 or higher as of December 31, 2023, and there were no portfolio company investments on non-accrual. Internal Performance Ratings (% of Portfolio at Fair Value) At Fiscal Year End At Quarter End Rating 2022 2023 December 31, 2023 5 2.7% 0.0% 0.0% 4 97.3% 99.8% 99.9% 3 0.0% 0.2% 0.1% 2 0.0% 0.0% 0.0% 1 0.0% 0.0% 0.0% Grand Total 100.0% 100.0% 100.0% Internal Performance Ratings Definition Rating Definition 5 Borrower is performing above expectations and the trends and risk factors are generally favorable 4 Borrower is generally performing as expected and the risk factors are neutral to favorable 3 Borrower may be out of compliance with debt covenants; however, loan payments are generally not past due 2 Borrower is performing materially below expectations and the loan’s risk has increased materially since origination 1 Borrower is performing substantially below expectations and the loan’s risk has substantially increased since origination

9 Quarterly Statements of Financial Condition As of (Dollar amounts in 000s, except share and per share data) December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 (unaudited) (unaudited) (unaudited) (audited) (unaudited) Assets Investments, at fair value $166,694 $198,435 $226,770 $318,915 $646,541 Cash, cash equivalents and foreign currencies 3,882 12,417 6,673 42,839 7,209 Other assets 1,106 2,353 2,766 4,241 7,929 Total Assets $171,682 $213,205 $236,208 $365,995 $661,679 Liabilities and Net Assets Debt $82,592 $107,633 $128,669 $176,928 $179,969 Unamortized debt issuance costs (649) (580) (769) (1,004) (1,342) Other short-term borrowings — — — — 149,812 Interest payable 1,059 1,481 1,723 2,542 5,332 Distribution payable 764 3,268 3,260 3,980 4,370 Management and incentive fees payable 185 227 268 323 615 Other liabilities 551 496 792 541 901 Total Liabilities 84,501 112,525 133,943 183,310 339,657 Total Net Assets 87,181 100,680 102,265 182,684 322,022 Total Liabilities and Net Assets 171,682 213,205 236,208 365,995 661,679 Net Asset Value per Share $15.00 $15.00 $15.00 $15.00 $15.00 Leverage Ratio 0.96x 1.08x 1.28x 0.98x 1.04x Asset coverage 204.2% 192.3% 178.4% 201.8% 196.1 % Common shares outstanding 5,812,093 6,712,031 6,817,641 12,178,965 21,468,147

10 Quarterly Operating Results Quarter Ended (Dollar amounts in 000s, except share and per share data) December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) Investment Income Interest income $3,787 $5,074 $6,035 $7,761 $15,466 Dividend income 26 28 29 39 32 Fee income 10 11 13 16 48 Total Investment Income $3,823 $5,112 $6,077 $7,817 $15,546 Expenses Interest and other debt financing expenses $1,132 $1,540 $1,862 $2,693 $5,579 Base management fee, net of waiver 185 227 268 323 615 Incentive fee, net of waiver — — — — — Incentive fee – capital gains — — — — — Other operating expenses 217 299 279 343 424 Total Expenses 1,534 2,066 2,409 3,360 6,618 Excise tax 37 16 — — 15 Net Investment Income after tax $2,252 $3,030 $3,668 $4,458 $8,913 Net Gain (Loss) on Investments and Foreign Currency Net realized gain (loss) on investments and foreign currency transactions $52 $7 ($148) $59 ($4) Net unrealized appreciation (depreciation) on investments and foreign currency transactions (193) 1,181 898 845 1,100 Net gain (loss) on investments and foreign currency transactions (142) 1,188 751 904 1,096 Net increase/(decrease) in net assets resulting from operations $2,110 $4,218 $4,419 $5,361 $10,009 Per Share Data1 Earnings/(loss) per weighted average share $0.40 $0.69 $0.65 $0.67 $0.61 Net investment income per weighted average share $0.43 $0.50 $0.54 $0.55 $0.54 Distributions declared per share2 $0.39 $0.69 $0.65 $0.68 $0.61 Weighted average common shares outstanding 5,230,642 6,135,953 6,747,232 8,020,502 16,495,525 1. Except as otherwise noted, per share data is calculated based on the daily weighted average shares outstanding during the period presented. 2. Per share data are based on (i) the total distributions paid for each respective record date during the period presented divided by (ii) the total number of shares outstanding on each respective record date. Please see slide titled, “Common Stock and Distribution Information” included in this presentation for details on the distributions declared during the period.

11 Quarterly Return on Equity Since Inception* * Quarterly return on equity is calculated as the annualized return on average equity divided by four. Return on equity calculations are based on the daily weighted average of total net assets during the period presented. 1.The 15.6% Internal rate of return (“IRR”) on net asset value (“NAV”) is calculated at the fund level using beginning of period NAV, capital share issuances during the period, distributions paid or payable during the period, and ending period NAV. Period beginning April 1, 2022 and ending December 31, 2023. The first investment in GBDC 4 took place on April 1, 2022. These returns do not represent an actual return to any investor in the Company. 1.0% 1.0% 2.7% 4.7% 4.4% 4.4% 4.1% Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Investors in GBDC 4 have achieved a 15.6% IRR on NAV1 Avg. 3.2%

12 Common Stock and Distribution Information Distributions Paid and Payable (Dollar amounts in 000s, except share and per share data) Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount August 5, 2022 October 18, 2022 October 2022 4,628,404.940 December 29, 2022 $0.1396 $646 November 18, 2022 November 21, 2022 November 2022 5,778,605.940 December 29, 2022 0.1212 700 November 18, 2022 December 15, 2022 December 2022 5,781,263.768 March 1, 2023 0.1321 764 Total for Quarter Ended December 31, 2022 $0.3929 $2,110 November 18, 2022 January 17, 2023 January 2023 5,812,093.348 March 22, 2023 $0.1637 $951 February 7, 2023 February 24, 2023 February 2023 5,812,093.348 May 24, 2023 0.2509 1,458 February 7, 2023 March 17, 2023 March 2023 6,689,639.198 May 24, 2023 0.2705 1,809 Total for Quarter Ended March 31, 2023 $0.6851 $4,218 February 7, 2023 April 28, 2023 April 2023 6,712,031.176 June 22, 2023 $0.1726 $1,159 May 5, 2023 May 26, 2023 May 2023 6,789,714.019 August 23, 2023 0.1769 1,201 May 5, 2023 June 16, 2023 June 2023 6,789,714.019 August 23, 2023 0.3033 2,059 Total for Quarter Ended June 30, 2023 $0.6528 $4,419 May 5, 2023 July 28, 2023 July 2023 6,817,641.186 September 20, 2023 $0.2026 $1,381 August 3, 2023 August 30, 2023 August 2023 8,364,860.813 November 21, 2023 0.1846 1,544 August 3, 2023 September 22, 2023 September 2023 8,376,022.759 November 21, 2023 0.2909 2,436 Total for Quarter Ended September 30, 2023 $0.6781 $5,361 August 3, 2023 October 20, 2023 October 2023 12,178,965.292 December 27, 2023 $0.1891 $2,302 November 17, 2023 November 20, 2023 November 2023 16,612,333.652 December 27, 2023 0.2009 3,337 November 17, 2023 December 15, 2023 December 2023 19,500,939.882 February 20, 2024 0.2240 4,370 Total for Quarter Ended December 31, 2023 $0.6140 $10,009

13 Common Stock and Distribution Information (cont’d) Distributions Declared (Dollar amounts in 000s, except share and per share data) Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount November 17, 2023 January 19, 2024 January 20241 21,468,146.606 March 19, 2024 TBD TBD February 2, 2024 February 26, 2024 February 20242 TBD May 21, 2024 TBD TBD February 2, 2024 March 15, 2024 March 20243 TBD May 21, 2024 TBD TBD February 2, 2024 April 19, 2024 April 20244 TBD June 18, 2024 TBD TBD 1. On November 17, 2023, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of January 31, 2024 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period January 1, 2024 through January 31, 2024 and the payment of this distribution is $15.00 per share. 2. On February 2, 2024, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of February 29, 2024 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period February 1, 2024 through February 29, 2024 and the payment of this distribution is $15.00 per share. 3. On February 2, 2024, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of March 31, 2024 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period March 1, 2024 through March 31, 2024 and the payment of this distribution is $15.00 per share. 4. On February 2, 2024, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of April 30, 2024 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period April 1, 2024 through April 30, 2024 and the payment of this distribution is $15.00 per share.